Exhibit 10.27

AMENDMENT NO. 1 TO

CONTRIBUTION AGREEMENT

This Amendment No.1 to Contribution Agreement (this “Amendment”), effective as of the date of last signature below, hereby amends that certain Contribution Agreement, dated December 31, 2016 (the “Agreement”), between Savsu Technologies, LLC, (“Savsu”), biologistix CCM, LLC, (“JV”) and BioLife Solutions, Inc. (“Company”). Terms not defined herein have the meanings ascribed to them in the Agreement.

The Parties entered into the Agreement pursuant to which certain changes in equity ownership were detailed in Section 1.8. The Parties now desire to amend the Agreement as follows:

1.	Section 1.8 of the Agreement, “BLS Post-Closing Transfer of Equity to Savsu” shall be deleted and replaced with the following:

BLS Post-Closing Transfer of Equity to Savsu: BLS agrees that effective 12/31/17, BLS’s equity ownership will be reduced to 35% from the initial 45%. BLS 35% equity stake will be subject to dilution from any new capital contributions beginning on January 1, 2017.

This Amendment has been executed by the parties on the dates written below.

biologistex CCM, LLC	BIOLIFE SOLUTIONS, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Savsu Technologies, LLC

By:

Name:

Title:

Date: